SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                   May 2, 1997

                    ________________________________________


                            THERMO CARDIOSYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


   Massachusetts                   1-10114                          04-3027040
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   470 Wildwood Street
   P. O. Box 2697
   Woburn, Massachusetts                                            01888-2697
   (Address of principal executive offices)                         (Zip Code)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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   Item 2.  Acquisition or Disposition of Assets
            ------------------------------------

        On May 2, 1997, Thermo Cardiosystems Inc. (the "Company") acquired International Technidyne Corporation ("ITC"), a wholly owned subsidiary of Thermo Electron Corporation ("Thermo Electron"), in exchange for the right to receive 3,355,705 shares of the Company's common stock. ITC is a manufacturer of near-patient, whole-blood coagulation-testing equipment and related disposables, as well as single-use, premium-priced, skin-incision devices. In 1996, ITC had revenues of $34,000,000, with net income of $4,700,000.

        The acquisition was made pursuant to an Agreement and Plan of Reorganization dated as of May 2, 1997 (the "Agreement"), among the Company, ITC Acquisition Inc., a wholly owned subsidiary of the Company ("Acquisition"), Thermo Electron, ITC Holdings Inc., a wholly owned subsidiary of Thermo Electron that owned ITC ("Holdings"), and ITC. Under the terms of the Merger Agreement, (i) Acquisition merged with and into ITC, (ii) outstanding shares of ITC's common stock were canceled and converted into the right to receive 3,355,705 shares of the Company's common stock, (iii) each outstanding share of Acquisition's common stock was canceled and converted into one share of the common stock of ITC, and
   (iv) ITC became a wholly owned subsidiary of the Company.

        The shares of the Company's common stock to be issued in connection with the acquisition will be so issued as soon as such shares are listed for trading upon the American Stock Exchange, Inc. The exchange requires that the listing be approved by the holders of a majority of the Company's outstanding shares present and voting at a shareholders' meeting. The meeting is expected to be held before the end of fiscal 1997. Thermo Electron and Thermedics Inc. ("Thermedics") have each agreed to vote all of the shares of the Company's common stock held by them as of the record date of the meeting in favor of the listing of the Company's shares and all matters related thereto. Before giving effect to the issuance of the shares to be issued pursuant to the Agreement, Thermo Electron and Thermedics owned an aggregate of 54.2% of the outstanding common stock of the Company. Giving effect to the issuance of such shares, Thermo Electron and Thermedics own an aggregate of 58.1% of such outstanding common stock.

        The consideration to be paid for ITC was based on the Company's determination of the fair market value of ITC's business. Based on the average of the closing prices of the Company's common stock as reported on the American Stock Exchange for the five trading days ending on March 27, 1997, the shares to be issued to Thermo Electron had a value of $75,000,000 prior to the execution of the Agreement. Prior to the execution of the Agreement, Cazenove Incorporated, an investment banking firm, provided a written opinion to the Board of Directors of the Company indicating that, as of May 2, 1997, the consideration to be paid for ITC was fair to the Company from a financial point of view.

        The Company has no present intention to use ITC's assets for purposes materially different from the purposes for which such assets were used prior to the acquisition. However, the Company will review ITC's business and assets, corporate structure, capitalization, operations, properties, policies, management and personnel and, upon completion of this review, may develop alternative plans or proposals, including mergers, transfers of a material amount of assets or other transactions or changes relating to such business.
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   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
   Information and Exhibits
   ------------------------

            (a) Financial Statements of Business Acquired: Information
                meeting the requirements of this Item 7(a) will be filed by amendment within the time period permitted by Item 7(a)(4) of Form 8-K.

            (b) Pro Forma Combined Condensed Financial Information:
                Information meeting the requirements of this Item 7(b) will be filed by amendment within the time period permitted by
                Item 7(a)(4) of Form 8-K.

            (c) Exhibits

                2. Agreement and Plan of Reorganization dated as of May 2, 1997, by and among Thermo Cardiosystems Inc., ITC Acquisition Inc., Thermo Electron Corporation, ITC Holdings Inc. and International Technidyne Corporation (incorporated by reference from Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the Quarter ended March 29, 1997).

                99.   Opinion of Cazenove Incorporated dated May 2, 1997.



   Item 9.  Sales of Equity Securities Pursuant to Regulation S.
            ---------------------------------------------------

        On May 9, 1997, the Company issued a press release to announce that it had entered into an agreement to sell at par $70 million principal amount of 4-3/4% convertible subordinated debentures due 2004 (the "Debentures").

        Of that amount, Debentures having an aggregate principal amount of $14,475,000 were sold on May 14, 1997 without registration under the Securities Act of 1933 (the "Securities Act") in reliance on the exemption from registration provided by Regulation S under the Securities Act (the "Reg. S Debentures"). The Reg. S Debentures were offered, sold and delivered only to non-United States persons outside of the United States, its territories and possessions. (The balance of the Debentures were sold in the United States and/or to United States persons in reliance on the exemption from registration provided by Rule 144A under the Securities Act.)

        The managers of the Debenture offering were Lehman Brothers International (Europe), Salomon Brothers Inc. and Cowen & Company. The total underwriting discounts and commissions applicable to the Reg. S Debentures equaled $361,875, or 2.5% of the principal amount thereof.

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        The Debentures will be convertible into shares of the Company's common stock at a price of $31.415 per share on or after the later of (i) the expiration of the 40-day period that began on May 14, 1997 and (ii) the effective date of a registration statement to be filed by the Company registering the resale of such shares of Common Stock under the Securities Act.


                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 15th day of May, 1997.



                                             THERMO CARDIOSYSTEMS INC.


                                             By: /s/ Jonathan W. Painter
                                                 -----------------------
                                                 Jonathan W. Painter
                                                 Treasurer